UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2022

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 13, 2022, the compensation committee ("Compensation Committee") of the board of directors (the "Board") of TD SYNNEX Corporation (the "Company") approved forms of (i) Notice of Stock Option Grant and Stock Option Agreement, (ii) Notice of Restricted Stock Award and Restricted Stock Agreement, (iii) Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement (time based), and (iv) Notice of Performance-Based Restricted Stock Unit Award and Performance-Based Restricted Stock Unit Agreement, for U.S. and non-U.S. participants (collectively, the “Award Agreements”), copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 to this report, and incorporated herein by reference. The Award Agreements will be used for new awards of stock options, restricted stock, and restricted stock units (both performance-based and time-based), as applicable. Such awards may be granted to officers and employees of the Company pursuant to the Company’s 2020 Stock Incentive Plan and the applicable Award Agreement. The new form Award Agreements clarify that the Compensation Committee retains authority to accelerate, at its discretion, vesting in the event of an employee’s retirement, taking into account the employee’s age and years of service. The non-U.S. form Award Agreements consolidate various country-specific forms of award agreement into uniform non-US global templates, each with an appendix for any disclosures or agreements that are specific to employees in a particular country. The Award Agreements have also been updated to reflect the transfer of shares by book entry. The form of Notice of Restricted Stock Award and Restricted Stock Agreement for non-executive members of the Company’s Board of Directors remains the same.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Notice of Stock Option Grant and Stock Option Agreement (U.S.).

10.2	Form of Notice of Stock Option Grant and Stock Option Agreement (non-U.S.).

10.3	Form of Notice of Restricted Stock Award and Restricted Stock Agreement (U.S.).

10.4	Form of Notice of Restricted Stock Award and Restricted Stock Agreement (non-U.S.).

10.5	Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement (time-based) (U.S.).

10.6	Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement (time-based) (non-U.S.).

10.7	Form of Notice of Performance-Based Restricted Stock Unit Award and Performance-Based Restricted Stock Unit Agreement (U.S.).

10.8	Form of Notice of Performance-Based Restricted Stock Unit Award and Performance-Based Restricted Stock Unit Agreement (non-U.S.).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2022	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer and Corporate Secretary